Exhibit 10.15

TRADEMARK LICENSE AGREEMENT

This TRADEMARK LICENSE AGREEMENT (this “Agreement”) is made by and between:

Beijing Syswin Zhi Di Investment Co., Ltd., a company with limited liabilities organized and validly existing under the laws of the People’s Republic of China (“PRC”), with its registered address at Suite 4007, Beijing International Convention Center, 8 Beichen Donglu, Chaoyang District, Beijing (“Party A” or the “Licensor”); and

Beijing Syswin Xing Ye Real Estate Brokerage Company Limited, a company with limited liabilities organized and validly existing under the laws of the PRC, with its registered address at Suite E7-03, 8 Longyuan Road, Shilong Industrial Parkt, Mentougou District, Beijing (“Party B” or the “Licensee”).

(Party A and Party B individually, a “Party”; collectively, the “Parties”)

Pursuant to the Patent Law of the PRC and relevant laws and regulations, the Parties agree as follows in respect of the use of the certain trademarks through negotiations:

1.                                      TRADEMARKS LICENSED UNDER THIS AGREEMENT

Serial number	Trademark application No./registration No.	Trademark name	Category

1	5608134		36

2	7594982		41

3	7597950		41

2.                                      SCOPE OF THE USE OF THE LICENSED TRADEMARK

2.1                                 Category and name of the services licensed under this Agreement: any and all categories and names described in the trademark license certificate.

2.2                                 Licensed area: worldwide.

2.3                                 Nature of the license: general use.

3.                                      FILING OF THE TRADEMARK LICENSE AGREEMENT

Party B shall be responsible to effect the process for the filing of the Agreement on its own expense.

4.                                      RENEWAL AND TRANSFER OF TRADEMARK

4.1                                 Party A shall perform renewal and other processes necessary to ensure validity of the trademarks licensed under this Agreement until expiration of the term of these trademarks.

4.2                                 Without prior written consent of Party B, Party A may not transfer any of the trademarks licensed hereunder during the term of this Agreement,.  If Party B agrees to such transfer in writing, Party A shall cause the transferee in such transfer to continue performing this Agreement or to enter into a new trademark license agreement with Party B the terms of which shall be the same with those under this Agreement.

5.                                      TERM

This Agreement shall be effective upon its signature and have perpetual effect.

6.                                      TRADEMARK LICENSE FEE

Party A hereby acknowledges that no trademark license fee is payable by Party B to Party A during the term of this Agreement.

7.                                      RELISENSE

Party A hereby agrees and authorizes Party B to relicense any of the trademarks licensed under this Agreement to any of its direct or indirect subsidiaries, or SYSWIN Inc. or any of its direct or indirect subsidiaries for any of the uses licensed to Party A during the term of this Agreement, provided that prior notice of such relicense shall be made to Party A in writing.

8.                                      BREACH LIABILITY

If any Party is in breach of this Agreement and causes any loss to the non-breaching Party, the non-breaching Party may hold the breaching Party liable for breach of this Agreement.

9.                                      DISPUTE RESOLUTION

Any dispute arising from performance of this Agreement shall be revolved through good-faith negotiations.  If the negotiations fail, any Party may submit the dispute for arbitration by China International Economic and Trade Arbitration Commission in accordance with its arbitration rules then in effect.  The arbitration award shall be conclusive and binding upon the Parties.

10.                               AGREEMENT

This Agreement is in duplicate with each Party having one copy.  Each copy has the same legal effect.

[REMAINING INTENTIONALLY LEFT BLANK]

For and on behalf of
Beijing Syswin Zhi Di Investment Co., Ltd., as Party A
By:	/s/ Yuan Yuan
(Affixture of corporate seal)

For and on behalf of
Beijing Syswin Xing Ye Real Estate Brokerage Company Limited, as Party B
By:	/s/ Hongbing Tao
(Affixture of corporate seal)

Date of the Agreement: October 17, 2010